Exhibit 32.1

                                   Vicom, Inc.

                Certification Pursuant to 18 U.S.C. Section 1350
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with this Quarterly Report Form 10-Q, Vicom, Inc. (the "Company") for the period ended March 31, 2004, I, James L. Mandel, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


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Date: May 17, 2004                      By:

                                                      /s/ James L. Mandel
                                                     -----------------------
                                                          James L. Mandel
                                                     Chief Executive Officer
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      In  connection  with this  Quarterly  Report Form 10-Q,  Vicom,  Inc. (the
"Company") for the period ended March 31, 2004, I, Steven M. Bell, Secretary and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Date: May 17, 2004                      By:

                                                       /s/ Steven M. Bell
                                                     -----------------------
                                                          Steven M. Bell
                                                     Chief Executive Officer

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